STRIVE U.S. SEMICONDUCTOR ETF
SCHEDULE OF INVESTMENTS
March 31, 2025 (Unaudited)

COMMON STOCKS - 99.8%	Shares	Value
Application Software - 5.8%
Cadence Design Systems, Inc. (a)	8,145	$2,071,518
Synopsys, Inc. (a)	4,609	1,976,569
		4,048,087

Electronic Equipment & Instruments - 1.1%
Keysight Technologies, Inc. (a)	5,139	769,668

Electronic Manufacturing Services - 1.8%
TE Connectivity PLC	8,916	1,260,009

Semiconductor Materials & Equipment - 20.8%
Applied Materials, Inc.	22,096	3,206,572
ASML Holding NV	7,131	4,725,215
Entegris, Inc.	4,632	405,207
KLA Corp.	3,970	2,698,806
Lam Research Corp.	38,320	2,785,864
MKS Instruments, Inc.	2,003	160,540
Teradyne, Inc.	4,998	412,835
		14,395,039

Semiconductors - 69.9%(b)
Advanced Micro Devices, Inc. (a)	33,534	3,445,283
Analog Devices, Inc.	14,797	2,984,111
ARM Holdings PLC - ADR (a)	3,859	412,102
Astera Labs, Inc. (a)	3,725	222,271
Broadcom, Inc.	60,848	10,187,781
Intel Corp.	117,968	2,679,053
Lattice Semiconductor Corp. (a)	4,194	219,975
Marvell Technology, Inc.	25,824	1,589,984
Microchip Technology, Inc.	15,767	763,280
Micron Technology, Inc.	33,267	2,890,570
Monolithic Power Systems, Inc.	1,411	818,352
NVIDIA Corp.	138,123	14,969,771
ON Semiconductor Corp. (a)	12,551	510,700
QUALCOMM, Inc.	16,542	2,541,017
Rambus, Inc. (a)	3,146	162,884
STMicroelectronics NV	18,753	411,816
Texas Instruments, Inc.	19,589	3,520,143
Tower Semiconductor Ltd. (a)	3,600	128,376
		48,457,469

STRIVE U.S. SEMICONDUCTOR ETF
SCHEDULE OF INVESTMENTS (CONTINUED)
March 31, 2025 (Unaudited)

COMMON STOCKS - 99.8% (CONTINUED)	Shares	Value
Specialty Chemicals - 0.4%
DuPont de Nemours, Inc.	3,809	$284,456
TOTAL COMMON STOCKS (Cost $74,651,647)		69,214,728

SHORT-TERM INVESTMENTS - 0.2%
Money Market Funds - 0.2%
First American Government Obligations Fund - Class X, 4.27% (c)	153,505	153,505
TOTAL SHORT-TERM INVESTMENTS (Cost $153,505)		153,505

TOTAL INVESTMENTS - 100.0% (Cost $74,805,152)		$69,368,233
Liabilities in Excess of Other Assets - (0.0)% (d)		(6,812)
TOTAL NET ASSETS - 100.0%		$69,361,421

Percentages are stated as a percent of net assets.

ADR - American Depositary Receipt
NV - Naamloze Vennootschap
PLC - Public Limited Company

(a)	Non-income producing security.
(b)
To the extent that the Fund invests more heavily in a particular industry or sector of the economy, its performance will be especially sensitive to developments that significantly affect those industries or sectors.

(c)	The rate shown represents the 7-day annualized effective yield as of March 31, 2025.
(d)	Represents less than 0.05% of net assets.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI, Inc. and S&P and has been licensed for use by U.S. Bank Global Fund Services.

STRIVE U.S. SEMICONDUCTOR ETF

Summary of Fair Value Disclosure as of March 31, 2025 (Unaudited)

Strive U.S. Semiconductor ETF has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.
Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.
Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.
The following is a summary of the fair valuation hierarchy of the Fund’s securities as of March 31, 2025:

DESCRIPTION	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets
Common Stocks	$69,214,728	$—	$—	$69,214,728
Money Market Funds	153,505	—	—	153,505
Total Investments in Securities	$69,368,233	$—	$—	$69,368,233
Refer to the Schedule of Investments for further disaggregation of investment categories.
During the fiscal period ended March 31, 2025, the Strive U.S. Semiconductor ETF did not invest in any Level 3 investments and recognized no transfers to/from Level 3. Transfers between levels are recognized at the end of the reporting period.